UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 17, 2009

AXM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-31886	20-0745214
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20955 Pathfinder Road, Suite 100 Diamond Bar, CA 91765		10011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 393-4365

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

(b)           Resignation of Director

On February 17, 2010, AXM Pharma, Inc. (the “Company”) received the resignation of Ms. Tracey O’Neill from her position as a member of the Company’s Board of Directors.  Ms. O’Neill did not note any disagreement with the Company concerning any matter relating to the Company's operations, policies or practices as a reason for her resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXM PHARMA, INC.

Dated: February 26, 2010	By:	/s/ Wei-Shi Wang
Wei-Shi Wang
Chief Executive Officer